Securities, 424I - Securities, 424I: 1	Apr. 23, 2025 USD ($)
Securities, 424I Table
Security Class Title	VanEck Merk Gold Shares
Aggregate Sales Price	$ 230,560,583.94
Aggregate Redeemed or Repurchased, FY	9,295,827.57
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 221,264,756.37
Fee Rate	0.01531%
Amount of Registration Fee	$ 33,875.63